 March 9, 2017

BNY MELLON FUNDS TRUST

Supplement to Statement of Additional Information
dated December 31, 2016

The following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by the primary portfolio managers shown below and assets under management in those accounts as of December 31, 2016:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
John R. Porter	7	$1.7B	4	$132.7M	8	$362.4M
Syed A. Zamil	21	$4.5B	16	$599.0M	48	$6.0B

The following table provides information on accounts managed (included within the table above) by the primary portfolio managers shown below that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts
John R. Porter	Other	1	$45.4M
Syed A. Zamil	Other	7	$687.7M

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of December 31, 2016:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
John R. Porter	MCMF	None
	SCMF	None
	SMCMF	None
Syed A. Zamil	LCSF	None
	IAF	None
	IEIF	None
	AAF	None

MFT-SAISTK-0317